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                          VARIABLE ANNUITY ACCOUNT ONE
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
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                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 1, 1999

     On January 5, 1999, First SunAmerica and Anchor Series Trust (the "Trust") filed a Substitution Application ("Application") with the Securities and Exchange Commission ("SEC") to allow:

     - Shares of the Fixed Income Portfolio to be replaced with shares of the Government and Quality Bond Portfolio; and

     - Shares of the Foreign Securities Portfolio to be replaced with shares of the Strategic Multi-Asset Portfolio (the Fixed Income and Foreign Securities Portfolio are referred to as the "Replaced Portfolios" and the Government and Quality Bond Portfolio and Strategic Multi-Asset Portfolio are referred to as the "Substituted Portfolios").

     First SunAmerica and the Trust are in agreement that the proposed substitution is in the best interest of shareholders. Due to the minimal investments in the Replaced Portfolios, it is difficult for the adviser of these portfolios to maximize performance. First SunAmerica believes that the Substituted Portfolios are appropriate replacements because:

     - The Government and Quality Bond Portfolio has a similar investment objective to the Fixed Income Portfolio, invests in the same type of fixed income securities and generally has better performance and lower investment expenses; and

     - The Strategic Multi-Asset Portfolio has a similar investment objective to the Foreign Securities Portfolio, generally invests a portion of its assets in foreign securities and in general, has better performance and a similar expense ratio. As a result of the substitution the expense ratio may even decline if there is a large influx of assets.

     As of the date of this Supplement, the Application has not yet been granted by the SEC. If this Application is granted, First SunAmerica will accomplish the substitution by redeeming shares of the Replaced Portfolios and simultaneously purchasing shares of the Substituted Portfolios at the close of business on a selected date ("Substitution Date"). The substitution will not cause a change in a Contract Owner's contract value or death benefit. First SunAmerica will assume all costs and expenses associated with the substitution.

     Contract Owners invested in either of the Replaced Portfolios will be mailed a notice of the substitution within five (5) days after the Substitution Date. For a period of thirty-one (31) days from mailing of the notice, Contract Owners may transfer all assets in the Substituted Portfolio to any other investment option, without incurring any transfer fee or otherwise having the transfer count towards the maximum free transfers per contract year. Transfers after that thirty-one (31) day period will be subject to the standard contract provisions as discussed in the prospectus.

April 1, 1999